WV Concentrated Equities Fund

Class A Shares (Ticker Symbol: WVCAX)

Class I Shares (Ticker Symbol: WVCIX)

A series of Investment Managers Series Trust II

Supplement dated March 20, 2018, to the

Summary Prospectus dated February 5, 2018.

Effective immediately, the following replaces the first paragraph of the “Principal Investment Strategies” section on page 2 of the Summary Prospectus:

Under normal market conditions, the Fund invests at least 80% of its net assets (which include borrowings for investment purposes) in equity securities. These equity securities may include common stocks, shares offered in initial public offerings (“IPOs”) and shares of exchange-traded funds (“ETFs”) which invest substantially all of their assets in equity securities. The Fund may invest in both U.S. and non-U.S. securities, which may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund intends to focus on equity securities of small and mid-capitalization companies but may invest in companies of any market capitalization. To that end, the Fund has elected to use the Russell 2500 Index as the Fund's primary benchmark and the S&P 500 Index as an additional benchmark. Vivaldi Asset Management, LLC (“Vivaldi” or the “Advisor”), the Fund’s advisor, considers small and mid-capitalization companies to be companies with market capitalizations within the range of those companies included in the Russell 2500 Index at the time of purchase. Because small and mid-capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions. As of December 31, 2017, the market capitalizations of companies included in the Russell 2500 Index were between $958 million and $19 billion and the market capitalization of companies included in the S&P 500 Index were between $5 billion and $911 billion. Investments in companies that move above or below the capitalization range of the Russell 2500 Index may continue to be held by the Fund in the Advisor’s sole discretion. The Fund will concentrate its long investments in the securities of no more than 60 issuers that the Advisor believes have the potential for significant appreciation.

Effective immediately, the following replaces the fourth paragraph of the “Principal Investment Strategies” section on page 3 of the Summary Prospectus:

The Fund may sell securities short. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. The Advisor will implement selective short strategies when it believes doing so will help reduce the Fund’s overall return volatility and contribute to the Fund’s long-term investment performance.

Please file this Supplement with your records.